AMENDMENT NO. 7 TO ADMINISTRATION AGREEMENT
THIS AMENDMENT NO. 7 TO ADMINISTRATION AGREEMENT (this “Amendment”), dated as of November 14, 2025, is entered into by and among PROSPER FUNDING LLC (the “Company” and the “Licensor”), PROSPER MARKETPLACE, INC., in its capacity as the Licensee (“Licensee”), PROSPER MARKETPLACE, INC., in its separate capacity as the Corporate Administrator (the “Corporate Administrator”), PROSPER MARKETPLACE, INC., in its separate capacity as the Loan Platform Administrator (the “Loan Platform Administrator”), and PROSPER MARKETPLACE, INC., in its separate capacity as the Loan and Note Servicer (the “Loan and Note Servicer”).
RECITALS
WHEREAS, the parties hereto entered into that certain Administration Agreement dated as of January 22, 2013 and made effective as of February 1, 2013, pursuant to which Prosper Marketplace, Inc. provides Prosper Funding LLC certain corporate administration services and platform administration services, and services all Borrower Loans and Securities (as heretofore amended or otherwise modified, the “Administration Agreement”);
WHEREAS, the parties hereto have previously amended the Administration Agreement pursuant to that certain Amendment No. 1 to Administration Agreement dated as of January 1, 2014, that certain Amendment No. 2 to Administration Agreement dated as of January 1, 2015, that certain Amendment No. 3 to Administration Agreement dated as of November 8, 2016 and made effective as of July 1, 2016, that certain Amendment No. 4 to Administration Agreement dated as of January 25, 2018; that certain Amendment No. 5 to Administration Agreement dated as of November 12, 2018 and made effective as of October 1, 2018; and that certain Amendment No. 6 to Administration Agreement dated as of May 12, 2021; and
WHEREAS, the parties hereto desire to further amend the Administration Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:
ARTICLE 1.
DEFINITIONS
1.1Any capitalized terms used in this Amendment but not otherwise defined shall have the meanings ascribed to those terms under the Administration Agreement.
ARTICLE 2.
MODIFICATIONS
2.1Effective as of November 14, 2025, a new subsection (e) to Section 4.8 shall be added to the Administration Agreement, which subsection shall state in its entirety:

(e)    The Loan Platform Administrator shall pay to the Company from time to time the fees described in Exhibit C hereto (the “Rebates”). The Loan Platform Administrator hereby instructs the Corporate Administrator to deduct and withdraw from the Fee Account and pay to the Company any Rebates due to the Company.
2.2Effective as of November 14, 2025, a new subsection (f) to Section 4.8 shall be added to the Administration Agreement, which subsection shall state in its entirety:
(f)    The Loan Platform Administrator shall pay to the Company from time to time the fees described in Exhibit C hereto (the “Loan Protection Payments”). The Loan Platform Administrator hereby instructs the Corporate Administrator to deduct and withdraw from the Fee Account and pay to the Company any Loan Protection Payments due to the Company.
2.3Effective as of November 14, 2025, a new subsection (e) to Section 5.11 shall be added to the Administration Agreement, which subsection shall state in its entirety:
(e)    The Loan and Note Servicer shall pay to the Company from time to time the fees described in Exhibit C hereto (the “Transaction Fee Refunds”). The Loan and Note Servicer hereby instructs the Corporate Administrator to deduct and withdraw from the Fee Account and pay to the Company any Transaction Fee Refunds due to the Company.
2.4Effective as of November 14, 2025, the “Loan and Note Servicing Fee” section of Exhibit C to the Administration Agreement is hereby deleted in its entirety and replaced with the following:
Loan and Note Servicing Fee
On the last Business Day of each calendar month, the Company shall pay to the Loan and Note Servicer (in respect of its provision of the services described in Article V of this Agreement) an amount equal to 59.3% of all servicing fees collected by or on behalf of the Company and all nonsufficient funds fees collected by or on behalf of the Company since the preceding Loan and Note Servicing Fee payment date.
2.5Effective as of November 14, 2025, the “Rebates” section of Exhibit C to the Administration Agreement is hereby deleted in its entirety and replaced with the following:
Rebates
On the last Business Day of each calendar month, the Loan Platform Administrator shall pay to the Company (in respect of its provision of the services described in Article IV of this Agreement) an amount equal to the total rebates paid by or on behalf of the Company to purchasers of the Company’s whole loan products as an incentive to purchase Borrower Loans from the Company since the preceding Rebate payment date.
2.6Effective as of November 14, 2025, a new section entitled “Loan Protection Payments” shall be added to the end of Exhibit C to the Administration Agreement, which section shall state in its entirety:
Loan Protection Payments
On the last Business Day of each calendar month, the Loan Platform Administrator (in respect of its provision of the services described in Article IV of this Agreement) shall pay to the Company an amount equal to the total loss protection payments paid by or on behalf of the Company to certain purchasers of the Company’s whole loan products for shortfalls in projected returns (or, in the case of the first such payment date, since November 14, 2025).
2.7Effective as of November 14, 2025, a new section entitled “Transaction Fee Refunds” shall be added to the end of Exhibit C to the Administration Agreement, which section shall state in its entirety:
Transaction Fee Refunds
On the last Business Day of each calendar month, the Loan and Note Servicer (in respect of its provision of the services described in Article V of this Agreement) shall pay to the Company an amount equal to total refunds for transaction fees paid by or on behalf of the Company to certain Borrower-Members, who incurred such transaction fees in connection with the prepayment of such Borrower Loans (or, in the case of the first such payment date, since November 14, 2025).
ARTICLE 3.
MISCELLANEOUS
3.1Reference to and Effect on the Administration Agreement.
(a)Upon the effectiveness of this Amendment, (i) each reference in the Administration Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Administration Agreement as amended or otherwise modified hereby and (ii) each reference to the Administration Agreement or any other document, instrument or agreement executed and/or delivered in connection with the Administration Agreement, shall mean and be a reference to the Administration Agreement as amended or otherwise modified hereby.

(b)Except as specifically waived, amended or otherwise modified above, the terms and conditions of the Administration Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not constitute a waiver of any provision contained in the Administration Agreement, except as specifically set forth herein.
3.2Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic imaging system shall be effective as delivery of a manually executed counterpart of this Amendment.
3.3GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
3.4Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
3.5Successors and Assigns. This Amendment shall be binding upon each party hereto and their respective successors and assigns, and shall inure to the benefit of each party hereto and their successors and assigns.
3.6Entire Agreement. This Amendment, taken together with the Administration Agreement, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.
[Signature page follows.]

3.7

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed in its corporate name on its behalf by its proper official duly authorized as of the day, month and year first above written.
Company:
PROSPER FUNDING LLC
By: /s/ Edward Buell
Name:    Edward Buell
Title:     Secretary
Address:    221 Main Street, 3rd Floor
San Francisco, CA 94105
Tax Identification No.: 45-4526070

Licensor:
PROSPER FUNDING LLC
By: /s/ Edward Buell
Name:    Edward Buell
Title:     Secretary
Address:    221 Main Street, 3rd Floor
San Francisco, CA 94105
Tax Identification No.: 45-4526070

Licensee:
PROSPER MARKETPLACE, INC.
By: /s/ Usama Ashraf
Name:     Usama Ashraf
Title: President & CFO
Address:    221 Main Street, 3rd Floor
San Francisco, CA 94105
Tax Identification No.: 73-1733867

[Signature page to Amendment No. 7 to Administration Agreement]

Corporate Administrator:
PROSPER MARKETPLACE, INC.
By: /s/ Usama Ashraf
Name:     Usama Ashraf
Title: President & CFO
Address:    221 Main Street, 3rd Floor
San Francisco, CA 94105
Tax Identification No.: 73-1733867

Loan Platform Administrator:
PROSPER MARKETPLACE, INC.
By: /s/ Usama Ashraf
Name:     Usama Ashraf
Title: President & CFO
Address:    221 Main Street, 3rd Floor
San Francisco, CA 94105
Tax Identification No.: 73-1733867

Loan and Note Servicer:
PROSPER MARKETPLACE, INC.
By: /s/ Usama Ashraf
Name:     Usama Ashraf
Title: President & CFO
Address:    221 Main Street, 3rd Floor
San Francisco, CA 94105
Tax Identification No.: 73-1733867
[Signature page to Amendment No. 7 to Administration Agreement]